                                                                    Exhibit 10.5



                                   RPM, INC.

                      1979 NON-QUALIFIED STOCK OPTION PLAN

               1.      PURPOSE OF THE PLAN

                The Plan is intended to provide a niethod of providing key employees of RPM, Inc. (the 'Company") and its subsidiaries with greater incentive to serve and promote the interests of the Company and its shareholders. The premise of the Plan is that, if such key employees acquire a proprietary interest in the business of the Company or increase such proprietary interest as they may already hold, then the incentive of such key employees to work toward the Company's continued success will be commensurately increased. Accordingly, the Company will, from time to time during the effective period of the Plan, grant to such employees as may be selected to participate in the Plan options to purchase Common Shares, without par value ("Shares"), of the Company on the terms and subject to the conditions set forth in the Plan.

               2.      ADMINISTRATION OF THE PLAN

                The Plan shall be administered by the Compensation Committee of the Board of Directors or by such other Committee composed of no fewer than three (3) members of the Board of Directors of the Company as may be designated by the Board of Directors (the "Committee"), provided that the Committee shall not include any person who has been eligible to receive options under the Plan or under any other plan of the Company entitling the participants therein to acquire Shares, options to purchase Shares, or stock appreciation rights of the Company at any time within the 12-month period immediately preceding the date on which such person becomes a member of the Committee. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, shall be the acts of the Committee.

                Subject to the provisions of the Plan, the Committee shall have full and final authority, in its absolute discretion, (a) to determine the employees to be granted options under the Plan, (b) to determine the number of Shares subject to each option, (c) to determine the time or times at which options will be granted, (d) to determine the option price of the Shares subject to each option, which price shall not be less than the minimum specified in
Section 6 of the Plan, (e) to determine the time or times when each option becomes exercisable and the duration of the exercise period, (f) to determine the terms and conditions under which the Committee shall accept the surrender of an option or any portion thereof pursuant to Section 9 of the Plan and to determine the form in which payment for such surrendered option or portion thereof shall be made, (g) to prescribe the form or forms of the instruments evidencing any options granted under the Plan (which forms shall be consistent with the Plan), (h) to adopt, amend and rescind such rules and regulations as, in the Committee's opinion, may be advisable in the administration of the Plan, and (i) to construe and interpret the Plan, the rules and regulations and the instruments evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. Any decision made or action taken by the Committee in connection with the administration, interpretation, and implementation of the Plan and of its rules and regulations, shall, to the extent permitted by law, be conclusive and binding upon all optionees under the Plan and upon any person claiming under or through such an optionee.

                3.      SHARES AVAILABLE FOR OPTIONS

                Subject to the provisions of Section 10 of the Plan, the aggregate number of Shares for which options may be granted under the Plan shall not exceed four hundred thousand (400,000).

                The Shares to be delivered upon exercise of options under the Plan shall be made available, at the discretion of the Board of Directors, either from the authorized but unissued Shares of the Company or from Shares held by the Company as treasury shares, including Shares purchased in the open market.

                If an option granted under the Plan shall expire or terminate unexercised as to any Shares covered thereby, such Shares shall thereafter be available for the granting of other options under the Plan. If, however, an option granted under the Plan shall be accepted for surrender pursuant to terms and conditions determined by the Committee under Section 9, any Shares covered thereby shall not thereafter be available for the granting of other options under the Plan.

                4.      ELIGIBILITY

                Options will be granted only to persons who are employees of the Company or of a subsidiary of the Company. The term "subsidiary" as used herein shall mean any corporation, a majority of the stock of which having normal voting rights is owned directly or indirectly by the Company. The term "employees" shall include officers as well as all other employees of the Company and its subsidiaries and shall include Directors who are also employees of the Company or of a subsidiary of the Company. Neither the members of the Committee nor any other member of the Board of Directors who is not an employee of the Company (or of a subsidiary of the Company) shall be eligible to receive an option under the Plan.

                In selecting the persons to whom options shall be granted under the Plan, as well as in determining the number of Shares subject to and the type and terms and provisions of each option, the Committee shall weigh such factors as it shall deem relevant to accomplish the purpose of the Plan, namely, to enhance the incentive of those key employees of the Company and its subsidiaries who exert authority over and are responsible for the management and conduct of the Company's business. A person who has been granted an option under the Plan may be granted an additional option or options if the Committee shall so determine.

               5.      TERM OF OPTIONS

                The full term of each option granted under the Plan shall be such period as the Committee shall determine, but shall not be more than ten years from the date of granting thereof.

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




Each option shall be subject to earlier termination as provided in Paragraphs
(c) and (d) of Section 8 and in Section 9 of the Plan.

                The Committee may, with the concurrence of the affected optionee, cancel any option granted under the Plan and authorize the grant of a new option or options to buy Shares in such number and at such price as the Committee shall determine, subject to the provisions of the Plan.

                6.      OPTION PRICE

                The option price shall be determined by the Committee at the time any option is granted but shall not be less than 100 per cent of the fair market value of the Shares covered thereby at the time the option is granted, such fair market value to be determined in accordance with procedures to be established by the Committee.

                7.      NON-TRANSFERABILITY OF OPTION

                No option granted under the Plan shall be transferable by the optionee otherwise than by will or the laws of descent and distribution, and such option may be exercised during the optionee's lifetime only by the optionee or by his guardian or legal representative.

                8.      EXERCISE OF OPTIONS

                (a) Each option granted under the Plan shall be exercisable on such date or dates and during such period and for such number of Shares as shall be set forth in the instrument evidencing such option.

                (b) A person electing to exercise an option shall give written notice to the Company of such election and the number of Shares such person has elected to purchase and shall, at the time of exercise, tender the full purchase price of the Shares such person has elected to purchase. Until such person has been issued a certificate or certificates for the Shares so purchased, such person shall possess no rights of a record holder with respect to any such Shares.

        (c) No option shall be affected by any change of duties or position of the optionee (including transfer to or from a subsidiary), so long as such optionee continues to be an employee of the Company or one of its subsidiaries. If an optionee shall cease to be an employee for any reason other than death, the options held by such optionee shall thereafter be exercisable only to the extent of the purchase rights, if any, which had accrued as of the date of such cessation, provided that (i) the Committee may provide in the instrument evidencing any option that the Committee may in its absolute discretion, upon any such cessation of employment, determine (but shall be under no obligation to determine) that such accrued purchase rights shall be deemed to include additional Shares covered by such option and (ii) upon any such cessation of employment, such accrued rights to purchase shall in any event terminate upon the earlier of (A) the expiration of the full term of the option or (B) the expiration of thirty (30) days from the date of such cessation of employment. The instruments evidencing options granted under the Plan may contain such provisions as the Committee shall approve with reference to the effect of approved leaves of absence. Nothing in the Plan or in any option granted hereunder shall confer upon any optionee any right to continue in the employ of the Company or any of its subsidiaries, or to limit or interfere in any way with the right of the Company or its subsidiaries to terminate such optionee's employment at any time, with or without cause.

                (d) Should an optionee die while in the employ of the Company or one of its subsidiaries, or within thirty (30) days after cessation of such employment, such person as shall have acquired, by will or by the laws of descent and distribution (the "personal representative"), the right to exercise any option theretofore granted such optionee may, in either case, exercise such option at any time prior to expiration of its full term or one year from the date of death of the optionee, whichever is earlier, provided that any such exercise shall be limited to the purchase rights which had accrued as of the date when the optionee ceased to be an employee, whether by death or otherwise, and provided further, however, that the Committee may provide in the instrument evidencing any option that all Shares covered by such option shall become subject to purchase immediately upon the death of the optionee.

                9.      SURRENDER OF OPTIONS

                The Committee may, under such terms and conditions as it deems appropriate, accept the surrender by an optionee, or the personal representative of an optionee, of an option, or any portion thereof, to purchase Shares granted under the Plan and authorize the payment in consideration for such surrender of an amount equal to the excess of the fair market value at the date of surrender of the Shares covered by the option, or portion thereof, surrendered over the aggregate option price of such Shares, such payment to be in Shares (valued at fair market value on the date of such surrender) or in cash, or partly in Shares and partly in cash, provided that the Committee determines that such settlement is consistent with the purpose set forth in Section 1 hereof.

                10.     ADJUSTMENT UPON CHANGES IN CAPITALIZATION

                In the event of any change in the number of outstanding Shares through the declaration of share dividends, share splits, or consolidations, through recapitalizations, or by reason of any other increase or decrease in the number of outstanding Shares effected without receipt of consideration by the Company, the number of Shares available and reserved for options which may thereafter be granted, the number of Shares reserved for and subject to any options outstanding but unexercised, and the price per share payable on the exercise of any options outstanding but unexercised, shall be adjusted as the Committee considers appropriate, and all such adjustments by the Committee shall be conclusive and binding upon all optionees under the Plan and upon any person claiming under or through such an optionee.

                11.     AMENDMENT, SUSPENSION OR TERMINATION OF PLAN

                The Board of Directors may at any time terminate or from time to time amend or suspend the Plan; provided, however, that no such amendment shall, without approval of the shareholders of the Company, except as provided in
Section 10 hereof, (a) increase the aggregate number of Shares as to which options may be granted under the Plan; (b) change the minimum option exercise price; (c) increase the maxinium period during which options may be exercised; (d) extend the effective period of this Plan; or (e) permit the granting of options to members of the Committee. No option may be granted during any suspension of the Plan or after the Plan has been terminated and no amendment, suspension, or termination shall, without the optionee's consent, alter or impair any of the rights or obligations under any option theretofore granted to such person under the Plan.


               12.     EFFECTIVE DATE AND DURATION OF PLAN

                This Plan shall become effective upon its approval by the affirmative vote of the holders of a majority of the outstanding Shares present in person or by proxy and entitled to vote on this Plan at the Annual Meeting of the Shareholders of the Company on September 28, 1979, or any adjournment thereof. No options may be granted under this Plan subsequent to September 27, 1989.

                                AMENDMENT NO. 1
                                       TO
                                   RPM, INC.
                      1979 NON-QUALIFIED STOCK OPTION PLAN



        This Amendment No. 1 is made this 21st day of July, 1982 by the Board of Directors of RPM, Inc. (hereinafter referred to as the "Company");

                                  WITNESSETH:
                                  -----------

        WHEREAS, the RPM, Inc. 1979 Non-Qualified Stock Option Plan (hereinafter referred to as the "Plan") was established on September 28, 1979; and

        WHEREAS, the Board of Directors is empowered under Section 11 of the Plan to amend and modify the Plan; and

        WHEREAS, it is the desire of the Board of Directors of the Company to amend certain provisions of the Plan in conformity with the Economic Recovery Tax Act of 1981 to provide for the creation under the Plan of "incentive stock options" as defined in Section 422A of the Internal Revenue Code of 1954, as amended;

        NOW, THEREFORE, pursuant to Section 11 of the Plan, the Board of Directors of the Company, hereby amends the Plan effective July 21, 1982 as follows:

        (1) Section 3 of the Plan is hereby amended by the addition thereto of a new final paragraph to read as follows:

                  "Options granted under the Plan on or after July 21, 1982 shall constitute either incentive stock options, as defined in Section 422A of Internal Revenue Code of 1954, as amended (the "Code"), hereinafter referred to as "incentive stock options", or non-qualified stock options as the Committee shall determine with respect to each option granted on or after such date. In the case of an option which is an incentive stock option, such option shall not be exercisable by the optionee while any incentive stock option which was granted before the granting of such option has not been exercised in full or has not expired by reason of lapse of time."

                (2) Section 5 of the Plan is hereby amended by the deletion of said Section and the substitution in lieu thereof of a new Section 5 to read as follows:

               "5.     Term of Options
                       ---------------

                  The full term of each option granted under the Plan shall be such period as the Committee shall determine, but shall not be more than ten years from the date of granting thereof; provided, however, that if an employee to whom an incentive stock option is granted is at the time of grant of the incentive stock option an owner as defined in
         Section 425(d) of the Code of more than 10 percent of the total combined voting power of all classes of stock of the Company or any subsidiary corporation, hereinafter referred to as a "Substantial Shareholder," no incentive stock option granted to such an employee shall be exercisable after the expiration of five years from the date of grant of such option.

                  Each option shall be subject to earlier termination as provided in Paragraphs (c) and (d) of Section 8 and in Section 9 of the Plan.

                  The Committee may, with the concurrence of the affected optionee, cancel any option granted under the Plan and authorize the grant of a new option or options to buy Shares in such number and at such price as the Committee shall determine, subject to the provisions of the Plan."

                (3) Section 6 of the Plan is hereby amended by the deletion of said Section and the substitution in lieu thereof of a new Section 6 to read as follows:

                "6. Option Price
                    ------------

                  The option price shall be determined by the Committee at the time any option is granted but shall not be less than 100 per cent of the fair market value of the Shares covered thereby at the time the option is granted, such fair market value to be determined in accordance with procedures to be established by the Committee; provided, however, that if an em-ployee to whom an incentive stock option is granted is at the time of the grant of the incentive stock option a Substantial Shareholder, the option price shall be determined by the Committee from time to time but shall never be less than 110 percent of the fair market value of the Company's Shares on the date such option is granted."

        (4) Section 8 of the Plan is hereby amended by the addition thereto of a new Paragraph (e) to read as follows:

                  "(e) In the case of incentive stock options granted after December 31, 1980, the aggregate fair market value (determined as of the date the option is granted) of the Shares for which any key management employee may be granted incentive stock options in any calendar year shall not exceed $100,000 plus any unused limit carryover to such year as determined under Section 422A(c)(4) of the Internal Revenue Code of 1954, as amended."


                                        RPM, INC.
                                        BOARD OF DIRECTORS


                                        By /s/ Thomas C. Sullivan
                                           ---------------------------------
                                             Thomas C. Sullivan
                                             Chairman of the Board

                                AMENDMENT NO. 2
                                       to
                                   RPM, INC.
                      1979 NON-QUALIFIED STOCK OPTION PLAN



        This Amendment No. 2 is made this 3rd day of May, 1984, by the Board of Directors of RPM, Inc. (hereinafter referred to as the "Company");

                                  WITNESSETH:
                                  -----------

        WHEREAS, the RPM, Inc. 1979 Non-Qualified Stock Option Plan (hereinafter referred to as the "Plan") was established on September 28, 1979 to provide key employees of the Company and its subsidiaries with greater incentive to serve and promote the interests of the Company and its shareholders; and

        WHEREAS, the Board of Directors is empowered under Section 11 of the Plan to amend and modify the Plan; and

        WHEREAS, it is the desire of the Board of Directors of the Company to amend certain provisions of the Plan to enable participants to exercise stock options granted under the Plan by delivering already-owned Common Shares of the Company in payment therefor;

        NOW, THEREFORE, pursuant to Section 11 of the Plan, the Board of Directors of the Company hereby amends the Plan, effective May 3, 1984, as follows:

        Section 8 of the Plan is hereby amended by the deletion of paragraph (b) of said Section and the substitution in lieu thereof of a new paragraph (b) to read as follows:

"(b) A person electing to exercise an option shall give written notice to the Company of such election and the number of Shares such person has elected to purchase and shall, at the time of exercise, tender the full purchase price of the Shares such person has elected to purchase. With respect to incentive stock options granted prior to May 3, 1984,the purchase price shall be paid in cash, and with respect to incentive stock options granted thereafter and with respect to any non-qualified stock options regardless of date of grant, the purchase price may be paid either in cash or in the Company's Shares (excluding fractional shares), or a combination thereof; provided, however, that the practice known as "Pyramiding", which involves successive option exercises using Shares received from a preceeding exercise to immediately exercise another option and so on, shall not be permitted. Shares delivered in payment of the purchase price shall be valued at the fair market value of such Shares on the date of exercise of the option. Until such person has been issued a certificate or certificates for the Shares so purchased, such person shall possess no rights of record holder with respect to such Shares."

                                        /s/ Thomas C. Sullivan
Effective:                              ----------------------------------
May 3, 1984                             Thomas C. Sullivan,
                                        Chairman

                                AMENDMENT NO. 3
                                       TO
                                   RPM, INC.
                      1979 NON-QUALIFIED STOCK OPTION PLAN


        This Amendment No. 3 is made this 21st day of July, 1987 by the Board of Directors of RPM, Inc. (hereinafter referred to as the "Company"):



                                  WITNESSETH:
                                  -----------



        WHEREAS, the RPM, Inc. 1979 Non-Qualified Stock Option Plan (hereinafter referred to as the "Plan") was established on September 28, 1979 to provide key employees of the Company and its subsidiaries with greater incentive to serve and promote the interests of the Company and its shareholders; and

        WHEREAS, the Board of Directors is empowered under Section 11 of the Plan to amend and modify the Plan; and

        WHEREAS, it is the desire of the Board of Directors of the Company to amend certain provisions of the Plan to reflect certain changes in the federal tax laws resulting from the Tax Reform Act of 1986 by (i) deleting the provision requiring the sequential exercise of options granted under the Plan, and (ii) deleting the $100,000 limit on the aggregate fair market value for options granted during a calendar year to any employee;

        NOW, THEREFORE, pursuant to Section 11 of the Plan, the Board of Directors of the Company hereby amends the Plan, effective July 21, 1987, as follows:

        (1) Section 3 of the Plan is hereby amended by the deletion of the last paragraph of said Section in its entirety and the substitution in lieu thereof a new final paragraph to read as follows:

         "Options granted under the Plan on or after July 21, 1982 shall constitute either incentive stock options, as defined in Section 422A of Internal Revenue Code of 1954, as amended (the "Code"), hereinafter referred to as "incentive stock options", or non-qualified stock options as the Committee shall determine with respect to each option granted on or after such date."

        (2) Section 8 of the Plan hereby is amended by the deletion of paragraph
(e) of said Section in its entirety and the substitution in lieu thereof a new paragraph (e) to read as follows:

         "(e) In the case of incentive stock options granted on or after July 21, 1987, the aggregate fair market value (determined as of the date the option is granted) of the shares with respect to which options are exercisable for the first time by any individual during any calendar year (under this Plan and all such plans of the Company and any parent or subsidiary corporation) shall not exceed $100,000."


                                                       RPM, INC.
                                                       BOARD OF DIRECTORS


                                                       By /s/ Thomas C. Sullivan
                                                         -----------------------
                                                         Thomas C. Sullivan
                                                         Chairman of the Board

                 TERMS AND CONDITIONS FOR THE ACCEPTANCE OF THE
                         SURRENDER OF OPTIONS UNDER THE
                 RPM, INC. 1979 NON-QUALIFIED STOCK OPTION PLAN
                 ----------------------------------------------

                            ADOPTED: JANUARY 30, 1980
                            -------------------------


        1. DEFINITIONS. As used herein, the following terms shall be defined as follows:

        "Requesting Optionee": the holder of an option granted under the 1979 Plan (including any person or persons as shall have acquired, by will or by the laws of descent and distribution, the right to exercise such option) who desires to surrender his right to exercise such option with respect to Common Shares as to which such option is then exercisable and to receive payment in consideration for such surrender.

        "Presented Option": the option granted under the 1979 Plan which is exercisable as to the Surrendered Shares and the Exercised Shares.

        "Covered Shares": all Common Shares as to which the Presented Option is exercisable.

        "Surrendered Shares": Covered Shares as to which the Request-ing Optionee desires to surrender his right to exercise the Presented Option and receive payment in consideration for such surrender.

        "Exercised Shares": Covered Shares as to which the Requesting Optionee exercises the Presented Option and pays the per share exer-cise price.

        "Date of Presentation":  the date on which the Requesting
Optionee delivers to the Secretary of the Company all the documents specified in Paragraph 2(b) hereinbelow in full and complete form.

        "Fair Market Value": the last sales price for the Common Shares on the over-the-counter market as reported by NASDAQ for the Date of Presentation or, in the event there shall be no trading on the over-the-counter market on such date, for the next day following the Date of Presentation on which trading shall occur.

        "Surrender Benefit": the amount obtained by subtracting the per share exercise price set forth in the Presented Option from the per share Fair Market Value.

        "Section 16 Reporting Person": an officer or Director of the Company or beneficial owner of more than ten percent (10%) of the outstanding Common Shares.

        "Section 16 Period": the period beginning on the third (3rd) business day following the date of the Company's release for publication of quarterly or annual (as the case may be) sumnmary statements of sales and earnings and ending on the twelfth (12th) business day following such date.

        2. CONDITIONS TO ACCEPTANCE. The Requesting Optionee's surrender of the Presented Option with respect to the Surrendered
Shares shall be accepted provided that all the following conditions are met:

                  (a) The number of Surrendered Shares does not exceed the number of Exercised Shares; that is, for each of the Covered Shares as to which the Requesting Optionee desires to obtain the Surrender Benefit, the Requesting Optionee must exercise the Presented Option with respect to at least one Covered Share.

                  (b) The Requesting Optionee delivers to the Secretary of the Company the following: (i) a completed Notice of Surrender of Option (obtained from the Secretary) with respect to the Surrendered Shares;
         (ii) a completed Notice of Exercise of Option (obtained from the Secretary) with respect to the Exercised Shares; (iii) a certified or cashier's check payable to the Company in the amount of the total purchase price for the Exercised Shares; and (iv) such other documentation as may be required for the effective exercise of the Presented Option with respect to the Exercised Shares in accordance with the instrument pursuant to which the Presented Option was granted.

                  (c) If the Requesting Optionee is a Section 16 Reporting Person, the Date of Presentation occurs during a Section 16 Period.

        3. FORM OF PAYMENT. The Requesting Optionee shall, upon the acceptance of the surrender of the Presented Option with respect to the Surrendered Shares as provided in Paragraph 2 above, be entitled to payment of the Surrender Benefit with respect to each of the Surrendered Shares, subject to the following terms and conditions as to the form and manner of such payment:

                  (a) If the Requesting Optionee is a Section 16 Reporting Person, then the Surrender Benefit to which the Requesting Optionee is entitled shall be payable only and entirely in cash.

                  (b) If the Requesting Optionee is not a Section 16 Reporting Person, then the Surrender Benefit to which the Requesting Optionee is entitled shall be payable entirely in cash, entirely in Common Shares, or partly in cash and partly in Common Shares as the Requesting Optionee may elect and specify in the Notice of Surrender of Option, subject to the power and authority invested in and retained by the Committee to approve or disapprove any such action.

                  (c) To the extent that any of the Surrender Benefits to which the Requesting Optionee is entitled shall be payable in Comnon Shares pursuant to Sub-paragraph (b) above, the amount of the Surrender Benefit so payable shall be divided by the Fair Market Value, and a certificate or certificates representing the number of Common Shares equal to the largest whole number (no fractional shares shall be issued) contained in the result of such division shall be delivered to the Requesting Optionee in accordance with Sub-paragraph (d) below. Any remainder resulting from such division shall be payable to the Requesting Optionee in cash.

                  (d) Upon receipt by the Company of all the documents specified in Paragraph 2(b) above in full and complete form, the Company shall cause to be mailed or otherwise delivered to the Requesting Optionee, within thirty (30) days of the Date of Presentation, the following: (i) a certificate or certificates for the Exercised Shares and for such Common Shares, if any, which the Requesting Optionee is to receive as full or part payment for the Surrender Benefit; and (ii) a check payable to the Requesting Optionee in the amount of the Surrender Benefit, or part thereof, payable to the Requesting Optionee in cash, including the remainder, if any, referred to in Sub-paragraph (c) above. With respect to the certificate or certificates referred to in the preceding sentence, the Requesting Optionee shall not have any of the rights of a shareholder with respect to the Common Shares represented by such certificate or certificates until such certificate or certificates are issued to the Requesting Optionee.

        4. IRREVOCABILITY. The delivery by the Requesting Optionee to the Secretary of the Company of the documents specified in Paragraph 2(b) above shall render the exercise and surrender of Covered Shares to be effected by such delivery irrevocable, except that such exercise and surrender shall be revocable in the event that the Committee shall disapprove the Requesting Optionee's election as to the form of payment of the Surrender Benefit pursuant to Paragraph 3(b) above.

        5. AMENDMENT. The Committee reserves the full power and authority bestowed upon it by the 1979 Non-Qualified Stock Option Plan and, particularly, by Paragraph 9 thereof, to rescind, amend, or alter, from time to time, these Terms and Conditions with respect to the acceptance of the surrender of any option or options granted or to be granted under that Plan and payment in consideration for such surrender.

                        INCENTIVE STOCK OPTION AGREEMENT
                        --------------------------------


                THIS AGREEMENT, entered into this ____ day of ________, 198__ , by and between RPM, Inc., an Ohio corporation (the "Company"), and __________ (the "Optionee).

                                  WITNESSETH:
                                  -----------

                WHEREAS, the Board of Directors of the Company has designated the Compensation Committee of the Board of Directors (the "Committee") to serve as the Committee to administer the Company's 1979 Non-Qualified Stock Option Plan (the "Plan"), and

                WHEREAS, the Committee has determined that the Optionee, as an employee of the Company or of one of its subsidiaries (an "Employee"), should be granted an incentive stock option under the Plan upon the terms and subject to the conditions and covering the number of Common Shares, without par value ("Shares"), of the Company, set forth hereinafter:

                NOW, THEREFORE, the Company and the Optionee hereby agree as follows:

                1. Effective as of the date of this Agreement, the Company grants to the Optionee, upon the terms and subject to the conditions set forth hereinafter, the right and option to purchase all or any part of an aggregate of _____ Thousand Shares (_,O0O) shares (such right and option being hereinafter referred to as the "Option"), at a price of $_____ per share (the "Option Price").

                2. The term of the option shall be for a period of ten (10) years from the date hereof, and the Option shall expire at the close of regular business hours at the Company's principal office, Medina, Ohio, on the last day of the term of the Option, or, if earlier, on the applicable expiration date provided for in paragraphs 4 and 5 hereof.

                3. Except as provided in paragraph 7 hereof, the Option shall not be exercisable to any extent until one (1) year from the date hereof. The Optionee shall become entitled to exercise the Option with respect to the number of shares indicated below as of the date indicated opposite such number below:

        Number of Shares        Date as of Which
        as to Which Option      Option May be
        May be Exercised        Exercised
        ----------------        ---------

To the extent that the Option has become exercisable with respect to a number of Shares, as provided above, the Option may thereafter be exercised by the Optionee either as to all or any part of such Shares at any time or from time to time prior to expiration of the Option pursuant to paragraph 2 hereof. Except as provided in paragraphs 4 and 5 hereof, the Option may not be exercised at any time unless the Optionee shall be an Employee at such time.

                4. So long as the Optionee shall continue to be an Employee, the Option shall not be affected by (a) any temporary leave of absence approved in writing by the Company or one of its subsidiaries, or (b) any change of duties or position (including transfer to or from a subsidiary). If the Optionee ceases to be an Employee for any reason other than death, the Option may be exercised only to the extent of the purchase rights, if any, which had accrued as of the date of such cessation pursuant to paragraph 3 hereof and which have not theretofore been exercised; provided, however, that the Committee may in its absolute discretion determine (but shall be under no obligation to determine) that such accrued purchase rights shall be deemed to include additional Shares covered by the Option. Upon any such cessation of employment, by reason of discharge, such accrued purchase rights shall in any event terminate upon the earlier of the date thirty (30) days from the date of such cessation of employment or the last day of the term of the Option. Upon any such cessation of employment by reason of a voluntary quit, such accrued purchase rights shall terminate on the date of such cessation of employment. Nothing contained in this Agreement shall confer upon the Optionee any right to continue in the employ of the Company or any of its subsidiaries, or to limit or interfere in any way with the right of the Company or any such subsidiary to terminate his or her employment at any time, with or without cause.

                5. If the Optionee dies while an Employee or within thirty (30) days of the Optionee's having ceased to be an Employee for any reason, such person or persons as shall have acquired, by will or by the laws of descent and distribution, the right to exercise the Option (the "Personal Representative") may exercise the Option to the extent of the purchase rights, if any, which had accrued as of the date of the Optionee's death pursuant to paragraph 3 hereof and which have not theretofore been exercised; provided, however, that the Committee may in its absolute discretion determine (but shall be under no obligation to determine) that such accrued purchase rights shall be deemed to include additional Shares covered by the Option. Such accrued purchase rights shall in any event terminate upon the earlier of the date one year from the date of the Optionee's death or the last day of the term of the Option.

                6. Notwithstanding the foregoing, this Option is exercisable only to the extent that the aggregate fair market value (determined at the time such Option is granted) of the shares with respect to which such Options first become exercisable during any calendar year does not exceed $100,000.

                7. Upon the commencement of a "tender offer" for RPM, Inc. Common Shares as provided under Rule 14d-2 of the Securities Exchange Act of 1934, or any subsequent comparable Federal rule or regulation governing tender offers in general, or upon the occurrence of a "Control Share Acquisition" of RPM, Inc. Common Shares as defined under Section 1707.01(z), Ohio Revised Code, or any subsequent comparable statutes under the laws of the State of Ohio, whichever first occurs, the Optionee shall have the immediate right and option (notwithstanding the provisions of paragraph 3 hereof) to exercise the Option with respect to all Shares covered by the Option, which exercise, if made, shall be irrevocable.

                8. In the event of any change in the number of outstanding Shares through the declaration of share dividends, share splits, or consolidations, through recapitalizations, or by reason of any other increase or decrease in the number of outstanding Shares effected without receipt of consideration by the Company, the number of Shares then covered by the Option and the Option Price shall be appropriately adjusted consistent with such change. The determination of the Committee as to any such adjustment shall be conclusive and binding upon the Optionee and upon the Personal Representative.

                9. The Option may be exercised by delivery to the Secretary of the Company at its principal office, 2628 Pearl Road, P.O. Box 777, Medina, Ohio 44258, of a completed Notice of Exercise of Option (obtainable from the Secretary of the Company) setting forth the number of Shares with respect to which the Option is being exercised, together with a certified or cashier's check payable to the Company in the amount of the total purchase price of such Shares.

                10. Upon receipt by the Company prior to expiration of the Option of a duly completed Notice of Exercise of Option accompanied by a certified or cashier's check , as provided in paragraph 9 hereof, in full payment for the Shares being purchased pursuant to such Notice (and, with respect to any Option exercised pursuant to paragraph 5 hereof by the Personal Representative, accompanied in addition by proof satisfactory to the Committee of the right of the Personal Representative to exercise the Option), the Company shall cause to be mailed or otherwise delivered to the Optionee or the Personal Representative, as the case may be, within thirty (30) days of such receipt, a certificate or certificates for the number of Shares so purchased. The Optionee or the Personal Representative shall not have any of the rights of a shareholder with respect to the Shares covered by the Option unless and until one or more certificates representing such Shares shall be issued to the Optionee or the Personal Representative.

                11. The Committee may, under such terms and conditions as it deems appropriate, accept the surrender by the Optionee or by the Personal Representative of the right to exercise the Option with respect to all or part of the Shares subject to the Option and authorize a payment in consideration therefor of an amount equal to the difference obtained by subtracting the Option Price for such Shares from the fair market value of such Shares (being the last sales price of the Shares on the date of such surrender as reported on NASDAQ), such payment to be made in cash, or in Shares valued at fair market value (as defined above in this paragraph 11) as of the date of such surrender, or partly in cash and partly in Shares, provided that the Committee determines that such settlement is consistent with the purpose of the Plan. The Option, or part thereof, which is surrendered pursuant to this paragraph 11 shall terminate as of the date of such surrender.

        12. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and the heirs, estate and personal representatives of the Optionee. The Option shall not be transferable other than by will or the laws of descent and distribution, and the Option may be exercised during the lifetime of the Optionee only by the Optionee.

        13. This Agreement is subject to all of the terms, conditions, and provisions of the RPM, Inc. 1979 Non-Qualified Stock Option Plan, as amended from time to time, and to such rules, regulations, and interpretations of the Plan as may be adopted by the Committee and in effect from time to time. A copy of the Plan is attached hereto as Exhibit "A" and is incorporated herein by reference. In the event and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions, and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

        IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its undersigned officer thereunto duly authorized, and the Optionee has hereunto set his hand, all as of the day and year first above written.

                                                 RPM, INC.

                                                 By_____________________________

                                                   Thomas C. Sullivan
                                                          ("Company")



                                                   _____________________________

                                                          ("Optionee")

                             STOCK OPTION AGREEMENT
                             ----------------------



                THIS AGREEMENT, entered into this ____ day of __________, 19__, by and between RPM, Inc., an Ohio corporation (the "Company") , and __________________ (the "Optionee") ,


                                  WITNESSETH:
                                  -----------


                WHEREAS, the Board of Directors of the Company has designated the Compensation Committee of the Board of Directors (the "Committee") to serve as the Committee to administer the Company's 1979 Non-Qualified Stock Option Plan (the "Plan") , and

                 WHEREAS, the Committee has determined that the Optionee, as an employee of the Conpany or of one of its subsidiaries (an "Employee"), should be granted a stock option under the Plan upon the terms and subject to the conditions and covering the number of Common Shares, without par value ("Shares"), of the Company, set forth hereinafter:

                NOW, THEREFORE, the Company and the Optionee hereby agree as follows:

                1. Effective as of the date of this Agreenent, the Company grants to the Optionee, upon the terms and subject to the conditions set forth hereinafter, the right and option to purchase all or any part of an aggregate of _____________________ (_) Shares (such right and option being hereinafter referred to as the "Option"), at a price of $_______ per share (the "Option Price"), the Option Price being equal to the mean between the closing over-the-counter bid and asked prices of the Shares on the date hereof as reported on NASDAQ.

                2. The term of the option shall be for a period of __________ (_____) years from the date hereof, and the Option shall expire at the close of regular business hours at the Company's principal office, Medina, Ohio, on the last day of the term of the Option, or, if earlier, on the applicable expiration date provided for in paragraphs 4 and 5 hereof.

                3. The Option shall not be exercisable to any extent until ____________ (____) (days/months/years) fran the date hereof. The Optionee shall become entitled to exercise the Option with respect to the number of Shares indicated below as of the date indicated opposite such number below:

          Number of Shares        Date as of Which
          as to Which Option      Option May be
          May be Exercised        Exercised
          ----------------        ---------

          ________________        _________ __, 19
          ________________        _________ __, 19
          ________________        _________ __, 19
          ________________        _________ __, 19
          ________________        _________ __, 19

To the extent that the Option has become exercisable with respect to a number of Shares, as provided above, the Option may thereafter be exercised by the Optionee either as to all or any part of such Shares at any time or from time to time prior to expiration of the Option pursuant to paragraph 2 hereof. Except as provided in paragraphs 4 and 5 hereof, the Option may not be exercised at any time unless the Optionee shall be an Employee at such time.

        4. So long as the Optionee shall continue to be an Employee, the Option shall not be affected by (a) any temporary leave of absence approved in writing by the Company or one of its subsidiaries, or (b) any change of duties or position (including transfer to or from a subsidiary). If the Optionee ceases to be an Employee for any reason other than death, the Option may be exercised only to the extent of the purchase rights, if any, which had accrued as of the date of such cessation, pursuant to paragraph 3 hereof, and which have not theretofore been exercised; provided, however, that the Committee may in its absolute discretion determine (but shall be under no obligation to determine) that such accrued purchase rights shall be deemed to include additional Shares covered by the Option. Upon any such cessation of employment, such accrued purchase rights shall in any event terminate upon the earlier of the date thirty
(30) days from the date of such cessation of employment or the last day of the term of the Option. Nothing contained in this Agreement shall confer upon the Optionee any right to continue in the employ of the Company or any of its subsidiaries, or to limit or interfere in any way with the right of the Company or any such subsidiary to terminate his or her employment at any time, with or without cause.

        5. If the Optionee dies while the Optionee is an Employee or within thirty (30) days of the Optionee's having ceased to be an Employee for any reason other than death, such person or persons as shall have acquired, by will or by the laws of descent and distribution, the right to exercise the Option (the "Personal Representative") may exercise the Option to the extent of the purchase rights, if any, which had accrued as of the date of the Optionee's death, pursuant to paragraph 3 hereof, and which have not theretofore been exercised; provided, however, that the Committee may in its absolute discretion determine (but shall be under no obligation to determine) that such accrued purchase rights shall be deemed to include additional Shares covered by the Option. Such accrued purchase rights shall in any event terminate upon the earlier of the date one year from the date of the Optionee's death or the last day of the term of the Option.

        6. In the event of any change in the number of outstanding Shares through the declaration of share dividends, share splits, or consolidations, through recapitalizations, or by reason of any other increase or decrease in the number of outstanding Shares effected without receipt of consideration by the Company, the number of Shares then covered by the Option and the Option Price shall be appropriately adjusted consistent with such change. The determination of the Committee as to any such adjustment shall be conclusive and binding upon the Optionee and upon the Personal Representative.


        7. The Option may be exercised by delivery to the Secretary of the Company at its principal office, 2628 Pearl Road, Medina, Ohio, 44256, of a completed Notice of Exercise of Option (obtainable from the Secretary of the Company) setting forth the number of Shares with respect to which the Option is being exercised, together with a certified or cashier's check payable to the Company in the amount of the total purchase price for such Shares.

        8. Upon receipt by the Company prior to expiration of the Option of a duly completed Notice of Exercise of Option accompanied by a certified or cashier's check, as provided in paragraph 7 hereof, in full payment for the Shares being purchased pursuant to such Notice (and, with respect to any Option exercised pursuant to paragraph 5 hereof by the Personal Representative, accompanied in addition by proof satisfactory to the Committee of the right of the Personal Representative to exercise the Option), the Company shall cause to be mailed or otherwise delivered to the Optionee or the Personal Representative, as the case may be, within thirty (30) days of such receipt, a certificate or certificates for the nurrhber of Shares so purchased. The Optionee or the Personal Representative shall not have any of the rights of a shareholder with respect to the Shares covered by the Option unless and until one or more certificates representing such Shares shall be delivered to the Optionee or the Personal Representative, and then only to the extent covered by such certificate or certificates.

        9. The Committee may, under such term's and conditions as it deems appropriate, accept the surrender by the Optionee or by the Personal Representative of the right to exercise the Option with respect to all or part of the Shares subject to the Option and authorize a payment in consideration therefor of an amount equal to the difference obtained by subtracting the Option Price for such Shares from the fair market value of such Shares (being the mean between the closing over-the-counter bid and asked prices of the Shares on the date of such surrender as reported on NASDAQ), such payment to be made in cash, or in Shares valued at fair market value (as defined above in this paragraph 9) as of the date of such surrender, or partly in cash and partly in Shares, provided that the Committee determines that such settlement is consistent with the purpose of the Plan. The Option, or part thereof, which is surrendered pursuant to this paragraph 9 shall terminate as of the date of such surrender.

        10. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any successor or successors of the Optionee to the extent provided by paragraph 5 hereof. The Option shall not be transferable other than by will or the laws of descent and distribution, and the Option may be exercised during the lifetime of the Optionee only by the Optionee.

                11. This Agreeeent is subject to all of the terms, conditions, and provisions of the RPM, Inc. 1979 Non-Qualified Stock Option Plan, as amended, and to such rules, regulations, and interpretations of the Plan as may be adopted by the Committee and in effect from time to time. A copy of the Plan is attached hereto as Exhibit "A" and is incorporated herein by reference. In the event and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions, and provisions of the Plan, the Plan shall control, and this Agreement shall be deeeed to be modified accordingly.

                IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its undersigned officer thereunto duly authorized, and the Optionee has hereunto set his hand, all as of the day and year first above written.



- -------------------------------                 RPM, INC.



                                                By
                                                  --------------------------
                                                  Thomas C. Sullivan, Chairman
        ("Optionee")                                      ("Company")